UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 2, 2005
                                                           -------------


                        UNITED FUEL & ENERGY CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                      000-32473               91-2037688
------------------------------      ---------------         -------------------
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


          405 N. Marienfeld, Midland, Texas                          79701
----------------------------------------------------            ---------------
      (Address of Principal Executive Offices)                     (Zip Code)


                                 (432) 571-8000
               --------------------------------------------------
               Registrant's telephone number, including area code


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 2, 2005, a wholly-owned subsidiary of the registrant, United Fuel & Energy Corporation, a Texas Corporation ("UFE"), entered into an Asset Purchase Agreement with Clark Oil Company, an Oklahoma corporation ("Clark Oil"), William H. Clark, Jr. and Martin T. Clark (individually and collectively, the "Stockholder") (the "Purchase Agreement") to acquire from (a) Clark Oil substantially all of the assets used in Clark Oil's lubricants, gasoline and diesel business (the "Business") and (b) the Stockholder all of each Stockholder's goodwill associated with the Business. UFE has the right to purchase, but is not obligated to purchase, the accounts receivable generated by the Business prior to the closing date.

         As consideration for the purchased assets, UFE will: (a) pay an aggregate of $3,600,000, subject to adjustment as described in the Purchase Agreement (the "Base Purchase Price"), as follows: (i) $250,000 held in escrow pursuant to the Escrow Agreement between UFE, Clark Oil and Home Title Guaranty Co. as escrow agent will be released to Clark Oil on the closing date; (ii) a promissory note in the principal amount of $500,000 will be delivered to each Stockholder on the closing date, which notes will be secured by a mortgage, security agreement and collateral assignment; and (iii) an amount equal to the Base Purchase Price minus $1,250,000 will be paid to Clark Oil on the closing date by certified check or wire transfer; (b) pay an amount equal to the lower of cost or market value of the inventory being purchased by UFE to Clark Oil in three equal monthly installments with the first installment due on the date that is 30 days after the closing date; (c) if UFE elects to purchase the accounts receivable generated by the Business, pay an amount equal to the difference between 100% of the value of the accounts receivable of the Business outstanding as of the closing date which are less than 120 days old as of the closing date, minus the face amount of the accounts receivable of the Business outstanding as of the closing date which have not been collected within 90 days after the closing date, to Clark Oil after the closing date as set forth in the Purchase Agreement; and (d) assume certain obligations of Clark Oil accruing on or after the closing date under certain assigned contracts.

         The Purchase Agreement contains representations, warranties and covenants of the parties and cross indemnities.

         Pursuant to the Purchase Agreement, Clark Oil and each Stockholder have agreed that, for a period of 5 years after the closing date, neither Clark Oil nor the Stockholder will compete with the Business or the businesses of UFE in any states in which the Business is conducted or in which UFE now or hereafter does business during such period. In addition, during such period, they have agreed to be bound by a non-solicitation provision and during such period and thereafter, they have agreed to be bound by a nondisclosure of confidential information provision.

         UFE's obligation to close the transactions contemplated by the Purchase Agreement (the "Transactions") is subject to the satisfaction or waiver of certain conditions, including, without limitation, that: the representations and warranties of Clark Oil and the Stockholder were accurate on the date of the Purchase Agreement and are accurate as of the closing date; the covenants and obligations of Clark Oil and the Stockholder required to be performed or complied with by them prior to the closing date must have been performed and complied with and Clark Oil must have delivered all items that it is required to deliver at the closing; each of the identified consents must have been obtained

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                                      -3-

or, in the case of certain railroad leases and in UFE's sole discretion, UFE must have entered into new leases with the lessor in lieu of obtaining such consents; UFE's lenders must have consented to the Transactions; no proceeding involving any challenge to the Transactions or that may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Transactions have been commenced or threatened; UFE must have secured any financing required to consummate the Transactions on terms and subject to conditions reasonable satisfactory to it; ChevronTexaco must have declined to exercise its right of first refusal to purchase Clark Oil's interest in any assets used by it for the sale and distribution of Chevron and Texaco branded lubrication products; there must not have occurred a material adverse change since December 31, 2004 in the Business or future prospects of the Business; UFE must have entered into agreements with FleetCor Technologies Inc. or an affiliate thereof with respect to the supply of fuel to certain sites and use of certain fleet cards at UFE's facilities on terms and conditions reasonably satisfactory to it; and Clark Oil must have delivered all of the disclosure schedules to the Purchase Agreement to UFE and such schedules must be in form and substance satisfactory to UFE in its sole discretion.

         The Purchase Agreement also contains conditions precedent to Clark Oil's and the Stockholder's obligation to close the Transactions.

         Under the Purchase Agreement, the parties have the right to terminate the Agreement under certain circumstances, including, without limitation: for breach by the other party after notice and expiration of a specified cure period; failure to satisfy the conditions precedent to each party's obligations to close the Transactions; by mutual written consent; and if the closing has not occurred on or before May 15, 2005 or such later date as the parties may agree upon in writing.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          As described under Item 1.01 above, on March 2, 2005, UFE entered into the Purchase Agreement pursuant to which it is obligated, in the event that the closing date occurs, to pay Clark Oil and the Stockholder consideration for the purchased assets. The description of the transactions in Item 1.01 above is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits. The following exhibits are filed as part of this Report:

Exhibit Number                       Exhibit Name
--------------                       ------------
 Exhibit 2.1 Asset Purchase Agreement, dated as of March 2, 2005, among UFE, Clark Oil, William H. Clark, Jr. and Martin T. Clark

 Exhibit 99.1    Press Release dated March 8, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 8, 2005            UNITED FUEL & ENERGY CORPORATION


                                 By:  /s/ Bobby W. Page
                                      ------------------------------------------
                                 Name:    Bobby W. Page
                                 Title:   Vice President and Chief Financial
                                          Officer

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                                  EXHIBIT INDEX

Exhibit Number                      Exhibit Name                     Location
--------------                      ------------                     --------
 Exhibit 2.1      Asset Purchase Agreement, dated as of           Filed herewith
                  March 2, 2005, among UFE, Clark Oil,
                  William H. Clark, Jr. and Martin T. Clark

 Exhibit 99.1     Press Release dated March 8, 2005               Filed herewith